THE SECURITIES REPRESENTED BY THIS SECOND AMENDED AND RESTATED OCTOBER 1992 OPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS"), AND CAN NOT BE SOLD, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED UNLESS IN COMPLIANCE WITH THE ACT AND STATE ACTS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                               DELTA COMPUTEC INC.

            SECOND AMENDED AND RESTATED OCTOBER 1992 OPTION AGREEMENT

                    JOANNE M. LOBOZZO - 652,175 Common Shares

Option to Purchase Six Hundred Fifty-two Thousand One Hundred Seventy-five
  (652,175) common shares of Delta Computec Inc.
Date of Original Issue: October 28, 1992
Date of amendment and restatement: February 16, 1995.
Date of Second Amendment and Restatement: February 19, 1997

      This Second Amended and Restated October 1992 Option Agreement (the "Second Restated October 1992 Option Agreement"), is issued in accordance with a certain Securities Transfer Document (the "Securities Transfer Document", annexed hereto). This Second Restated October 1992 Option Agreement is issued by Delta Computec Inc., a corporation duly organized and existing under the laws of the State of New York (herein referred to as "Delta"), with an office for the conduct of business located at 900 Huyler Street, Teterboro, New Jersey 07608, and Joanne M. Lobozzo (the"OPTIONEE" or "JOANNE LOBOZZO"), for value previously received by Delta.

      This Second Restated October 1992 Option Agreement grants an option (the "Option") to OPTIONEE to purchase up to Six Hundred Fifty-two Thousand One Hundred Seventy-five (652,175) common shares of Delta (the "Option Shares"), pursuant to the terms and conditions set forth in this Second Restated October 1992 Option Agreement. This Second Restated October 1992 Option Agreement is issued in replacement for an Option Agreement originally issued to the spouse of JOANNE LOBOZZO, Joseph M. Lobozzo II ("JOSEPH LOBOZZO") on October 28, 1992, in the face amount of One Million Three Hundred Four Thousand Three Hundred Fifty (1,304,350) common shares (the "Original October 1992 Option Agreement"), and amended and restated on February 16, 1995, to extend the expiration date from October 28, 1995, to January 31, 1998 (the "First Restated October 1992 Option Agreement").

      This Second Restated October 1992 Option Agreement is also issued in recognition of a transfer of one-half of the Option from JOSEPH LOBOZZO to JOANNE LOBOZZO on February 19, 1997, pursuant to the Securities Transfer Document, while retaining in JOSEPH LOBOZZO the remaining one-half of the Option. The transfer of a portion of the Original October 1992 Option Agreement from JOSEPH LOBOZZO to JOANNE LOBOZZO was consented to and approved by Delta's Board of Directors.

      The Option Shares shall be purchasable at a price for each common share of forty-six cents ($.46). The Option shall be exercisable, in whole or in part, at any time from and after the date of its original issuance, through 3:00 P.M. on January 31, 1998 (the "Exercise Date"). A partial exercise of the Option must be an exercise of at least One Hundred Thousand (100,000) Option Shares. In order to exercise all or any part of this Option, OPTIONEE shall be required to complete, execute and transmit to Delta, the Option Exercise Form annexed to this Option Agreement as Exhibit A, and, simultaneously therewith, to remit to Delta by cashier's check or certified check, funds for each Option Share as to which the Option Exercise Form applies. This Second Restated October 1992 Option Agreement is not transferrable and the original option was not exercisable before June 2, 1993. Delta acknowledges that the Original October 1992 Option Agreement was issued for financial consulting and loan accommodation services rendered by JOSEPH LOBOZZO to Delta, and was not, in any manner, issued to JOSEPH LOBOZZO for services rendered, or to be rendered, to Delta as a director. The Original October 1992 Option Agreement was subject to ratification at the next annual or special meeting of shareholders of Delta.

      As of the date of the Original October 1992 Option Agreement, and as of the date of this Second Restated October 1992 Option Agreement, Delta represents to OPTIONEE that the capitalization of Delta consists of 20,000,000 authorized common shares, $.01 par value, of which 3,072,325 common shares were issued and outstanding as of October 28, 1992, and of which 6,811,575 common shares were issued an outstanding as of February 19, 1997, and 5,000,000 authorized preferred shares, $.01 par value, of which no preferred shares have ever been issued or outstanding. As of the date of this Second Restated October 1992 Option Agreement, Delta has authority to issue up to 600,000 common shares pursuant to an Incentive Stock Option Plan and up to 100,000 common shares pursuant to a Non-qualified Option Plan for directors, some of which common shares pursuant to each plan have been issued.

      The Exercise Price shall be subject to adjustment from time to time as follows:

      If Delta shall: (A) pay a dividend or other distribution on its capital stock in its common shares; (B) subdivide its outstanding common shares into a greater number of common shares; or (C) combine its outstanding common shares into a smaller number of common shares; then the Exercise Price in effect immediately prior to the occurrence of any event set forth in subclauses (A),
(B) or (C) of this sentence, shall be adjusted proportionately to the effect that OPTIONEE, upon submission of an Option Exercise Form relating to all or any part of the Option Shares, after the record date fixing shareholders to be affected by such event, shall be entitled to receive upon exercise the number of such common shares of Delta which OPTIONEE would have been entitled to receive after the happening of such event set forth in subclauses (A), (B) or (C) had any such exercise occurred immediately prior to such record date. Such adjustment shall be made whenever any such event shall occur, and also shall be effective retroactively as to any exercise which occurs between such record date and the date of the occurrence of any such event set forth in subclauses (A), (B) or (C) of the first sentence of this paragraph.

      In the event of any: (i) consolidation or merger of Delta (other than a consolidation or merger in which Delta is the surviving entity); (ii) sale, conveyance, lease, or transfer of all or substantially all of the property or assets of Delta; (iii) reclassification, capital reorganization or change in Delta's common shares (other than solely a change in par value, or from par value to no par value); or (iv) consolidation or merger of another entity into Delta in which there is a reclassification or change of Delta's common shares, then, and in each such event, OPTIONEE shall have the right thereafter to convert the Option Shares then represented by this Second Restated October 1992 Option Agreement into the kind and amount of capital shares and other securities and property receivable upon such capitalization, reclassification, sale, merger, or other change, by holders of the number of Option Shares as to which this Second Restated October 1992 Option Agreement might have been exercised immediately prior to the occurrence of any such event.

      In case this Second Restated October 1992 Option Agreement is exercised in part only, upon transmittal of an Option Exercise Form to Delta at its principal offices together with the required payment, Delta shall cancel this Second Restated October 1992 Option Agreement and authenticate and deliver to OPTIONEE a new Second Restated October 1992 Option Agreement relating to the number of Option Shares of the unexpired portion of this Second Restated October 1992 Option Agreement, with the same terms and conditions contained in this Second Restated October 1992 Option Agreement.

      In case this Second Restated October 1992 Option Agreement is exercised in full, OPTIONEE shall be required to surrender this Second Restated October 1992 Option Agreement to Delta, and, upon surrender of this Second Restated October 1992 Option Agreement to Delta at its principal offices, this Second Restated October 1992 Option Agreement shall be cancelled by Delta and shall be of no further force and effect.

      No fractional shares will be issued upon any exercise, but an adjustment in cash will be made at a rate equal to the closing price for the common shares of Delta on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") (or on any market then obtaining to the Delta common shares), at the close of business three (3) days prior to the receipt by Delta of the Option Exercise Form, in respect of any fraction of a share which would otherwise be issuable upon the submission of an Option Exercise Form conversion.

      If at any time Delta shall propose: (a) to fix a record date for the making of any monetary distribution, or the distribution or issuance of stock or securities, or to effect the subdivision or combination of the outstanding common shares of Delta; or (b) to effect any reclassification or change of outstanding common shares of Delta, through any consolidation, merger, conveyance, transfer or other disposition; or (c) to effect any liquidation, dissolution or winding up of Delta; then, and in any one or more of such cases,

Delta shall cause notice thereof to be mailed to OPTIONEE at such address as appears on the Option Register at least 20 Business Days prior to the date on which: (i) the books of Delta shall close, or a record be taken, for such distribution, subdivision, combination or change to the Certificate of Incorporation; or (ii) such subdivision or combination (if the books are not closed and no record is taken therefor) or such reclassification, change, consolidation, merger, conveyance, transfer, liquidation, dissolution, or winding-up shall be effective, as the case may be.

      Delta covenants that it will at all times reserve and keep available, solely for the purpose of issuance or delivery upon exercise of this Second Restated October 1992 Option Agreement as herein provided, such number of common shares of Delta as shall be issuable upon the exercise of this Second Restated October 1992 Option Agreement. Delta covenants that all of its common shares so reserved, shall, upon payment therefor as set forth in this Second Restated October 1992 Option Agreement, and upon issuance in accordance with the terms and conditions of this Second Restated October 1992 Option Agreement, be duly and validly issued and fully paid and non-assessable.

      As promptly as is reasonably practicable after any exercise of the Option as herein provided, Delta shall deliver or cause to be delivered at the office of Delta certificates representing the number of fully paid and non-assessable common shares of Delta as to which this Second Restated October 1992 Option Agreement may be exercised in accordance with the provisions of this Second Restated October 1992 Option Agreement and a check or cash in respect of any fraction of a common share.

      Delta shall maintain or cause to be maintained an Option Agreement Register (the "Option Register") at Delta's offices in Rochester, New York or Teterboro, New Jersey, listing the names and addresses of all holders of Second Restated October 1992 Option Agreements in form and substance similar to this Second Restated October 1992 Option Agreement, now or hereafter arising.

      After the issuance date of this Second Restated October 1992 Option Agreement, OPTIONEE shall, in the case of the proposed issuance of, of the proposed granting by Delta of, rights or options to purchase Delta's voting shares of any class or any shares or other securities convertible into or carrying rights or options to purchase its voting shares of any class, be notified in writing by the Board of Directors of Delta at least twenty (20) days prior to the proposed issuance of such shares or options, and shall have the option to purchase the shares or securities so offered for sale, or have granted to OPTIONEE options for the shares or other securities so optioned ("HOLDER'S OPTION"), in such proportions as would, if the HOLDER'S OPTION was exercised, preserve the relative unlimited voting rights and percentage ownership of OPTIONEE, and all other persons holding other Second Restated October 1992 Option Agreements in form and substance similar to this Second Restated October 1992 Option Agreement (individually, a "HOLDER" and collectively, "HOLDERS") (taking into account securities held by Affiliated Entities, to include but not be limited to corporations in which any HOLDER is a majority stockholder and the persons listed on Schedule A hereto), had the OPTIONEE fully exercised the Option granted by this Second Restated October 1992 Option Agreement at the issuance date of this Second Restated October 1992 Option Agreement (herein defined as 51% of the voting power of all common shares of Delta on a fully diluted basis) and at a price or prices not less favorable than the price or prices at which such shares or other securities are proposed to be offered for sale or optioned to others, by notifying the Board of Directors of Delta at least three (3) days prior to the proposed issuance or optioning of such shares or securities of OPTIONEE's intention to exercise OPTIONEE's portion of the HOLDER'S OPTION. The OPTIONEE hereby waives the applicability of this paragraph to the issuance, or reissuance, to JOSEPH LOBOZZO or to others, of a certain May 1995 Stock Option Agreement (as amended and restated from time to time) whereby JOSEPH LOBOZZO was granted an option to purchase up to 11,440,475 common shares of Delta, which May 1995 Stock Option Agreement later had half of the rights thereunder transferred to JOANNE LOBOZZO.

      This Second Restated October 1992 Option Agreement supersedes: (i) the Original October 1992 Option Agreement; (ii) the First Restated October 1992 Option Agreement; and (iii) any and all prior discussions and negotiations with regard to the subject matter hereof and may only be amended by a writing executed by Delta and OPTIONEE. This Second Restated October 1992 Option Agreement is subject to the provisions of the Securities Transfer Document.

      IN WITNESS WHEREOF, on the 19th day of February, 1997, Delta has caused this Second Amended and Restated October 1992 Option Agreement to be executed in its corporate name by its President, its corporate seal to be impressed hereon, and attested by its Secretary or Assistant Secretary.

                                                    DELTA COMPUTEC INC.
                                                    By: /s/ John DeVito
                                                       -------------------------
                                                        John DeVito, President
Attest:
/s/ Michael McCusker                           Accepted and agreed to
----------------------
Assistant Secretary
                                                    /s/ Joanne M. Lobozzo
                                                       -------------------------
                                                       Joanne M. Lobozzo

                                    EXHIBIT A

                              OPTION EXERCISE FORM

         The undersigned, the registered holder of the Option granted by the Second Amended and Restated October 1992 Option Agreement issued by Delta Computec Inc. ("Delta") on February 19, 1997, pursuant to a Securities Transfer Document dated January 13, 1997, hereby irrevocably exercises the Option to purchase the number of common shares of Delta set forth below, and accompanies this exercise by the payment in full, at a price of $.46 per share, for each and every share covered by this Option Exercise Form.

NAME OF HOLDER:                     ____________________________________________

ADDRESS OF HOLDER:                  ____________________________________________

                                    ____________________________________________

TELEPHONE (WITH AREA CODE):         ____________________________________________

SOCIAL SECURITY OR
EMPLOYER I.D. NUMBER:               ____________________________________________

NUMBER OF SHARES AS TO WHICH
THE OPTION IS EXERCISED
(MINIMUM OF 100,000 UNLESS
THE FACE AMOUNT OF THE RESTATED
OPTION AGREEMENT IS FOR LESS
THAN 100,000 SHARES)                ____________________________________________

BALANCE OF RESTATED OPTION
AGREEMENT AFTER EXERCISE            ____________________________________________

PAYMENT ATTACHED                    $ __________________________________________
(CERTIFIED OR
CASHIER'S CHECK)